Putnam Minnesota Tax Exempt Income Fund
The fund's portfolio
2/28/22 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
COP — Certificates of Participation
FNMA Coll. — Federal National Mortgage Association Collateralized
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.20% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.2%)(a)
	Rating(RAT)	Principal amount	Value
Guam (1.9%)
Guam Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42	Ba1	$1,300,000	$1,392,877
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	510,000	567,352
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A-	1,000,000	1,168,753

			3,128,982
Illinois (0.9%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa2	1,250,000	1,430,928

			1,430,928
Minnesota (94.7%)
Apple Valley, Sr. Hsg. Rev. Bonds, (Orchard Path Phase II), 4.00%, 9/1/61	BB-/P	400,000	393,747
Aurora, G.O. Bonds, (Indpt. School Dist. No. 2711), Ser. B, zero %, 2/1/29	Aa2	940,000	756,333
Baytown Twp., Lease Rev. Bonds, Ser. A
4.00%, 8/1/41	BB+	300,000	308,802
4.00%, 8/1/36	BB+	300,000	311,429
Bethel, Charter School Lease Rev. Bonds, (Spectrum High School), Ser. A, 4.25%, 7/1/47	BB+	895,000	937,554
Burnsville, G.O. Bonds, (Indpt. School Dist. No. 191), Ser. A, 4.00%, 2/1/33	Aa2	500,000	535,007
Center City, Hlth. Care Fac. Rev. Bonds, (Hazelden Betty Ford Foundation), 5.00%, 11/1/44	Baa1	500,000	529,217
Central MN Muni. Pwr. Agcy. Rev. Bonds, AGM
5.00%, 1/1/32	AA	250,000	303,291
5.00%, 1/1/31	AA	350,000	425,598
5.00%, 1/1/30	AA	215,000	262,573
4.00%, 1/1/42	AA	340,000	381,460
4.00%, 1/1/33	AA	175,000	197,978
3.00%, 1/1/37	AA	300,000	312,394
3.00%, 1/1/36	AA	300,000	312,795
3.00%, 1/1/35	AA	375,000	389,173
3.00%, 1/1/34	AA	780,000	810,348
Chaska, G.O. Bonds, (Indpt. School Dist. No. 112), Ser. A, 5.00%, 2/1/31	Aa2	500,000	565,581
Circle Pines, G.O. Bonds, (Indpt. School Dist. No. 12), Ser. A, zero %, 2/1/25	AAA	750,000	718,799
Cologne, Charter School Lease Rev. Bonds, Ser. A, 5.00%, 7/1/34	BB+	345,000	360,247
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A
5.25%, 7/1/40	BB+	500,000	540,332
U.S. Govt. Coll., 5.125%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	500,000	526,085
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/28	Aa2	1,390,000	1,636,672
Ser. B, 5.00%, 2/1/27	Aa2	370,000	427,482
Ser. B, 5.00%, 2/1/26	Aa2	395,000	446,487
Ser. B, 5.00%, 2/1/25	Aa2	375,000	412,465
Ser. B, 5.00%, 2/1/24	Aa2	400,000	427,492
Ser. B, 5.00%, 2/1/23	Aa2	380,000	393,594
Ser. A, 4.00%, 3/1/32	Ba2	1,355,000	1,385,813
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A
4.00%, 7/1/41	BB/P	930,000	954,952
4.00%, 7/1/36	BB/P	250,000	259,158
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Essentia Hlth. Oblig. Group), Ser. A, 5.25%, 2/15/58	A-	1,000,000	1,169,802
(Essentia Hlth. Oblig. Group), 5.00%, 2/15/43	A-	2,000,000	2,316,682
(St. Luke's Hosp. of Duluth Oblig. Group), 4.00%, 6/15/39(FWC)	BBB-	225,000	248,702
(St. Luke's Hosp. of Duluth Oblig. Group), 4.00%, 6/15/38(FWC)	BBB-	375,000	415,403
(St. Luke's Hosp. of Duluth Oblig. Group), 3.00%, 6/15/44	BBB-	825,000	800,671
Forest Lake, Charter School Lease Rev. Bonds, (LILA Bldg. Co.), Ser. A
5.50%, 8/1/36	BB+	250,000	257,532
4.50%, 8/1/26	BB+	355,000	365,553
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB-/P	500,000	526,885
(Parnassus Preparatory School), Ser. A, 5.00%, 11/1/36	BB	250,000	271,714
Hastings, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 200), Ser. A, zero %, 2/1/30	Aa2	1,000,000	834,374
Hennepin Cnty., G.O. Bonds
Ser. A, 5.00%, 12/1/38	AAA	530,000	611,994
Ser. C, 5.00%, 12/1/34	AAA	1,500,000	1,741,748
Hennepin Cnty., VRDN, Ser. B, 0.20%, 12/1/38	A-1+	3,015,000	3,015,000
Hennepin Cnty., Regl. RR Auth. G.O. Bonds, Ser. A
5.00%, 12/1/38	AAA	2,000,000	2,409,999
5.00%, 12/1/37	AAA	1,000,000	1,206,846
Independence, Charter School Rev. Bonds, (Global Academy, Inc.), Ser. A, 4.00%, 7/1/51	BB	650,000	679,875
Intermediate School Dist. No. 287 COP, Ser. A, 4.00%, 5/1/27	A1	250,000	267,611
Jordan, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 717), Ser. A
5.00%, 2/1/28 (Prerefunded 2/1/23)	Aa2	960,000	995,598
5.00%, 2/1/28 (Prerefunded 2/1/23)	AAA/P	40,000	41,472
Lakeville, G.O. Bonds, (Indpt. School Dist. No. 194), Ser. B, 4.00%, 2/1/27	Aa2	510,000	559,222
Litchfield, G.O. Bonds, (Indpt. School Dist. No. 465)
5.00%, 2/1/25	AAA	870,000	960,068
5.00%, 2/1/24	AAA	1,065,000	1,140,925
Maple Grove, Hlth. Care Fac. Rev. Bonds, (Maple Grove Hosp. Corp.)
5.00%, 5/1/32	Baa1	500,000	574,348
5.00%, 5/1/31	Baa1	500,000	575,104
5.00%, 5/1/30	Baa1	850,000	979,938
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Allina Hlth. Oblig. Group.), 5.00%, 11/15/23	Aa3	1,700,000	1,810,933
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.)
Ser. B-2, 0.06%, 11/15/35	VMIG 1	3,100,000	3,100,000
Ser. B-1, 0.06%, 11/15/35	VMIG 1	2,300,000	2,300,000
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
Ser. C, 5.00%, 1/1/37	A+	825,000	947,938
Ser. C, 5.00%, 1/1/36	A+	825,000	947,872
Ser. B, 5.00%, 1/1/23	A	730,000	754,518
Minneapolis, G.O. Bonds
(Special School Dist. No. 1), Ser. A, 5.00%, 2/1/32	AAA	1,050,000	1,364,556
(Special School Dist. No. 1), Ser. A, 4.00%, 2/1/35	AAA	1,590,000	1,812,287
3.00%, 12/1/28	AAA	1,650,000	1,755,059
Minneapolis, Rev. Bonds, (YMCA of the Greater Twin Cities)
4.00%, 6/1/31	Baa1	100,000	103,941
4.00%, 6/1/27	Baa1	100,000	105,700
Minneapolis, Hlth. Care Syst. Rev. Bonds
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/44	A	250,000	276,445
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/34	A	2,230,000	2,664,008
(Allina Hlth.), 4.00%, 11/15/40	Aa3	3,735,000	4,280,090
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 4.00%, 11/15/38	A	500,000	551,083
Minneapolis, Hlth. Care Syst. VRDN (Fairview Hlth. Svcs. Oblig. Group), Ser. B, 0.23%, 11/15/48	VMIG 1	1,500,000	1,500,000
Minneapolis, Student Hsg. 144A Rev. Bonds, (Riverton Cmnty. Hsg.), 5.00%, 8/1/53	BB/P	500,000	523,067
Minnetonka, Hsg. Fac. VRDN, (Beacon Hill, Inc.), FNMA Coll., 0.19%, 5/15/34	VMIG 1	575,000	575,000
MN State COP, (Legislative Office Fac.), 5.00%, 6/1/37	AA+	3,000,000	3,229,930
MN State Rev. Bonds, (Gen. Fund Appropriations)
Ser. A, 5.00%, 6/1/38	AA+	1,000,000	1,046,155
Ser. B, 5.00%, 3/1/29	AA+	500,000	501,738
MN State College & U. Rev. Bonds, Ser. A, 4.00%, 10/1/25	AA-	1,000,000	1,015,315
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Bethel U.), 5.00%, 5/1/47	BB+	1,000,000	1,071,710
(Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	785,794
(U. of St. Thomas), 5.00%, 10/1/40	A2	1,000,000	1,197,439
(College of St. Benedict), Ser. 8-K, 5.00%, 3/1/37	Baa1	1,000,000	1,106,281
(U. of St. Thomas), Ser. L-8, 5.00%, 4/1/35	A2	750,000	837,431
(St. Catherine U.), Ser. 7-Q, U.S. Govt. Coll., 5.00%, 10/1/32 (Prerefunded 10/1/22)	Baa1	700,000	717,230
(St. John's U.), Ser. 8-H, 5.00%, 10/1/22	A2	500,000	511,686
(St. Olaf College), 4.00%, 10/1/50	A1	3,350,000	3,727,158
(Macalester College), 4.00%, 3/1/48	Aa3	1,000,000	1,094,070
(College of St. Scholastica, Inc.), 4.00%, 12/1/40	Baa2	1,500,000	1,638,527
(St. John's U.), 4.00%, 10/1/39	A2	425,000	478,174
(St. Catherine U.), Ser. A, 4.00%, 10/1/37	Baa1	580,000	629,637
(Carleton College), 4.00%, 3/1/37	Aa2	500,000	546,150
(St. Catherine U.), Ser. A, 4.00%, 10/1/36	Baa1	920,000	1,000,286
(St. John's U.), 4.00%, 10/1/35	A2	170,000	192,302
(U. of St. Thomas), Ser. A, 4.00%, 10/1/35	A2	400,000	439,909
(St. John's U.), 4.00%, 10/1/34	A2	175,000	198,160
(U. of St. Thomas), Ser. A, 4.00%, 10/1/34	A2	400,000	440,217
(St. John's U.), 4.00%, 10/1/33	A2	475,000	539,631
(St. Olaf College), Ser. 8-N, 4.00%, 10/1/26	A1	85,000	94,083
(Macalester College), 3.00%, 3/1/43	Aa3	325,000	330,875
(Macalester College), 3.00%, 3/1/40	Aa3	360,000	370,263
(St. John's U.), 3.00%, 10/1/38	A2	245,000	251,661
(St. Olaf College), 3.00%, 10/1/38	A1	2,000,000	2,060,589
(St. John's U.), 3.00%, 10/1/36	A2	420,000	434,782
MN State Hsg. Fin. Agcy. Rev. Bonds, Ser. F, 3.00%, 7/1/52	Aa1	3,225,000	3,354,838
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
Ser. A, 5.00%, 10/1/35	A1	500,000	544,790
Ser. A, 5.00%, 10/1/34	A1	850,000	927,048
5.00%, 10/1/33	A1	250,000	272,728
5.00%, 10/1/29	A1	350,000	403,480
MN State Office of Higher Ed. Rev. Bonds, (Supplemental Student Loan Program), 4.00%, 11/1/37	AA	570,000	592,656
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. E, 3.50%, 1/1/46	Aa1	270,000	278,027
Moorhead, Edl. Fac. Rev. Bonds, (Concordia College Corp.), 5.00%, 12/1/40	Baa1	500,000	539,741
New London-Spicer, G.O. Bonds, (Indpt. School Dist. No. 345), Ser. A, 4.00%, 2/1/31	AAA	500,000	541,306
Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
5.00%, 1/1/41	A3	400,000	453,861
5.00%, 1/1/36	A3	180,000	205,037
5.00%, 1/1/35	A3	170,000	193,731
5.00%, 1/1/34	A3	210,000	239,522
5.00%, 1/1/33	A3	235,000	268,387
5.00%, 1/1/32	A3	215,000	245,759
5.00%, 1/1/31	A3	200,000	228,812
5.00%, 1/1/28	A3	250,000	281,074
Otsego, Charter School Lease Rev. Bonds, (Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB-	200,000	204,613
Richfield, G.O. Bonds, (Indpt. School Dist. No. 280), Ser. A, 4.00%, 2/1/36	AAA	1,500,000	1,628,616
Rochester, G.O. Bonds, (Indpt. School Dist. No. 535), Ser. A, 4.00%, 2/1/23	AAA	3,000,000	3,085,679
Rochester, Elec. Util. Rev. Bonds
Ser. B, 5.00%, 12/1/43 (Prerefunded 12/1/23)	Aa3	1,000,000	1,067,626
Ser. A, 5.00%, 12/1/36	Aa3	500,000	576,116
Ser. A, 5.00%, 12/1/35	Aa3	730,000	842,573
Rochester, Hlth. Care Fac. Rev. Bonds
(Mayo Clinic), Ser. B, 5.00%, 11/15/36	Aa2	500,000	695,445
(Olmsted Med. Ctr.), 5.00%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	650,000	683,284
(Mayo Clinic), 4.00%, 11/15/48	Aa2	1,500,000	1,637,339
(Mayo Clinic), 4.00%, 11/15/41	Aa2	250,000	251,543
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 0.19%, 11/15/38	A-1+	2,165,000	2,165,000
Ser. B, 0.19%, 11/15/38	VMIG 1	3,050,000	3,050,000
Sartell, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 748), Ser. B, zero %, 2/1/34	Aa2	700,000	490,309
Shakopee, G.O. Bonds, (Indpt. School Dist. No. 720), Ser. C, zero %, 2/1/30	Aa2	3,355,000	2,820,414
Shakopee, Hlth. Care Fac. Rev. Bonds, (St. Francis Regl. Med. Ctr.)
5.00%, 9/1/34	A-	670,000	723,822
5.00%, 9/1/29	A-	250,000	269,897
Southern MN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A
5.00%, 1/1/42	A1	1,500,000	1,745,579
5.00%, 1/1/36	A1	500,000	559,382
NATL, zero %, 1/1/24	A1	2,000,000	1,948,668
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare Hlth. Syst.)
Ser. A, 5.00%, 5/1/46	A2	1,500,000	1,680,863
4.00%, 5/1/49	A2	1,000,000	1,094,903
St. Paul Park, Senior Hsg. & Hlth. Care Rev. Bonds, (Presbyterian Homes Bloomington), 5.00%, 9/1/42	BB/P	500,000	519,606
St. Paul, G.O. Bonds, (Indpt. School Dist. No. 625), Ser. D, 5.00%, 2/1/29	AAA	1,310,000	1,598,164
St. Paul, Hsg. & Redev. Auth. Rev. Bonds, (SPCPA Bldg. Co.), Ser. A, 4.625%, 3/1/43	BB	350,000	352,970
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds
(Hmong College Prep Academy), 5.75%, 9/1/46	BB+	2,000,000	2,216,461
(Hmong College Prep Academy), 5.00%, 9/1/55	BB+	500,000	554,716
Ser. A, 5.00%, 12/1/37	BBB-	500,000	536,312
(Twin Cities Academy), Ser. A, 5.00%, 7/1/35	BB	250,000	263,209
(German Immersion School), Ser. A, 5.00%, 7/1/33	BB	500,000	514,250
(Nova Classical Academy), Ser. A, 4.00%, 9/1/36	BB+	300,000	309,978
(Nova Classical Academy), 4.00%, 9/1/31	BB+	350,000	364,472
(Nova Classical Academy), 2.00%, 9/1/26	BB+	350,000	337,669
St. Paul, Hsg. & Redev. Auth. Energy Rev. Bonds, Ser. A, 4.00%, 10/1/33	A-	650,000	702,813
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
4.00%, 11/15/37	A	1,000,000	1,097,417
4.00%, 11/15/36	A	1,000,000	1,097,980
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds, (HealthPartners Oblig. Group), Ser. A
5.00%, 7/1/33	A2	1,000,000	1,103,849
5.00%, 7/1/32	A2	500,000	552,267
St. Paul, Hsg. & Redev. Auth. Hosp. Fac. Rev. Bonds, (Healtheast Care Syst.), Ser. A, U.S. Govt. Coll., 5.00%, 11/15/40 (Prerefunded 11/15/25)	AAA/P	650,000	733,961
St. Paul, Metro. Council Area G.O. Bonds, (Transit Cap.), Ser. C, 4.00%, 3/1/25	Aaa	1,120,000	1,123,103
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A-/P	750,000	751,402
U. of MN Rev. Bonds, Ser. A
5.00%, 9/1/41	Aa1	2,000,000	2,339,011
5.00%, 4/1/41	Aa1	1,000,000	1,130,211
5.00%, 9/1/39	Aa1	1,500,000	1,757,951
5.00%, 4/1/35	Aa1	1,000,000	1,132,324
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A
5.00%, 1/1/49	Aa3	1,500,000	1,763,153
5.00%, 1/1/32	Aa3	500,000	563,141
U.S. Govt. Coll., 5.00%, 1/1/31 (Prerefunded 1/1/24)	Aa3	1,000,000	1,069,423
5.00%, 1/1/30	Aa3	1,000,000	1,032,908

			153,360,793
New Jersey (0.2%)
NJ State Econ. Dev. Auth. Rev. Bonds, (NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	260,000	276,969

			276,969
New York (0.1%)
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds, (Catholic Hlth. Svcs. of Long Island Oblig. Group), 5.00%, 7/1/33	A-	100,000	107,375

			107,375
Ohio (0.3%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin), 5.00%, 11/15/23	BBB+/F	150,000	159,071
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	250,000	277,207

			436,278
Wisconsin (0.1%)
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB-/P	250,000	263,241

			263,241

Total municipal bonds and notes (cost $155,750,116)			$159,004,566

SHORT-TERM INVESTMENTS (1.0%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 0.12%(AFF)	Shares	1,176,093	$1,176,093
U.S. Treasury Bills 0.055%, 5/19/22(SEGCCS)		$100,000	99,933
U.S. Treasury Bills 0.042%, 3/3/22(SEG)		100,000	100,000
U.S. Treasury Bills 0.035%, 4/21/22		200,000	199,949

Total short-term investments (cost $1,576,071)			$1,575,975
TOTAL INVESTMENTS

Total investments (cost $157,326,187)			$160,580,541

FUTURES CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	24	$2,838,750	$2,838,750	Jun-22	$(21,054)

Unrealized appreciation					—

Unrealized (depreciation)					(21,054)

Total					$(21,054)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$1,100,000	$36,792	$—	4/5/22	—	0.77% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(36,792)
1,600,000	52,886	—	7/5/22	—	0.88% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(52,886)
275,000	19,745	—	4/5/22	—	1.68% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	19,745
400,000	27,734	—	7/5/22	—	1.79% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	27,734
Morgan Stanley & Co. International PLC
1,750,000	29,428	—	5/3/22	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(29,428)
1,200,000	4,684	—	5/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	4,684
1,200,000	4,424	—	5/26/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	4,424
1,850,000	20,518	—	5/17/22	—	2.14% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	20,518
600,000	6,684	—	5/26/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(6,684)
600,000	6,943	—	5/24/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	(6,943)

Upfront premium received		—	Unrealized appreciation			77,105

Upfront premium (paid)		—	Unrealized (depreciation)			(132,733)

	Total	$—			Total	$(55,628)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/22 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$2,307,000	$25,308	$(23)	11/17/26	3.363% — At maturity	USA Non-revised Consumer Price Index- Urban (CPI-U) — At maturity	$(25,331)

Total			$(23)				$(25,331)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $161,845,655.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/22
	Short-term investments
	Putnam Short Term Investment Fund*	$390,135	$24,952,327	$24,166,369	$1,539	$1,176,093

	Total Short-term investments	$390,135	$24,952,327	$24,166,369	$1,539	$1,176,093
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $50,000.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $62,962.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $768,526 to cover certain derivative contracts and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Health care	24.0%
	Education	23.9
	Local debt	22.7
	Utilities	11.5
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation and for hedging and gaining exposure to interest rate and term structure risk.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $55,628 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$159,004,566	$—
Short-term investments	—	1,575,975	—

Totals by level	$—	$160,580,541	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(21,054)	$—	$—
Total return swap contracts	—	(80,936)	—

Totals by level	$(21,054)	$(80,936)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	60
OTC total return swap contracts (notional)	$7,600,000
Centrally cleared total return swap contracts (notional)	$5,500,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com